Exhibit 10.3

FIRST AMENDMENT

TO THE

THE FIRST NATIONAL BANK OF MIFFLINTOWN

AMENDED AND RESTATED

SALARY CONTINUATION AGREEMENT

DATED DECEMBER 31, 2008

FOR

JODY GRAYBILL

THIS AMENDMENT is entered into this 29th day of October, 2010, by and between THE FIRST NATIONAL BANK OF MIFFLINTOWN (the “Company”), a national banking association located in Mifflintown, Pennsylvania, and JODY GRAYBILL (the “Executive”).

WHEREAS, the Company and the Executive executed the Second Amended and Restated Salary Continuation Agreement on December 31, 2008, (the “Agreement”);

WHEREAS, Section 8.1 of the Agreement provides that the Agreement may be amended upon mutual consent of the parties thereto; and

WHEREAS, the parties now desire to amend the Agreement for the purpose of changing the Normal Retirement Benefit amount and Schedule A;

NOW, THEREFORE, it is agreed by and between the Company and the Executive as follows:

Section 2.1.1 of the Agreement shall be deleted in its entirety and replaced as follows:

2.1.1    Amount of Benefit.    The annual benefit under this Section 2.1 is Fifty Six Thousand Dollars ($56,000).

Schedule A shall be deleted in its entirety and replaced by the Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date indicated above.

EXECUTIVE:	COMPANY:
THE FIRST NATIONAL BANK OF MIFFLINTOWN
/s/ Jody D. Graybill	By	/s/ John P. Henry, III
JODY GRAYBILL	Title	Chairman

By execution hereof, First Community Financial Corporation consents to and agrees to be bound by the terms and conditions of this First Amendment to the Agreement.

ATTEST:		CORPORATION:
FIRST COMMUNITY FINANCIAL CORPORATION
/s/ Jennifer S. Kauffman		By:	/s/ John P. Henry, III
Title	Asst. Secretary	Title	Chairman

Plan Year Reporting

Salary Continuation Plan Schedule A

Jody Graybill

Birth Date: 1/26/1965 Normal Retirement: 1/26/2030, Age 65			Early Retirement 1/26/2019	Disability	Change in Control	Pre-retire. Death Benefit Annual[2] Benefit
			Annual Benefit[2] Amount Payable at Normal Retirement Age	Annual Benefit[2] Amount Payable at Normal Retirement Age	Annual Benefit[2] Amount Payable at Separation from Service
Values as of		Age	Based On Accrual	Based On Accrual	Based On Accrual	Based On Benefit
		(1)	(2)	(3)	(4)	(5)
Oct	2010 [1]	45	0	9,875	3,105	56,000
Aug	2011	46	0	13,467	4,473	56,000
Aug	2012	47	0	17,166	6,053	56,000
Aug	2013	48	0	20,651	7,731	56,000
Aug	2014	49	0	23,934	9,512	56,000
Aug	2015	50	0	27,025	11,404	56,000
Aug	2016	51	0	29,937	13,411	56,000
Aug	2017	52	0	32,680	15,543	56,000
Aug	2018	53	0	35,264	17,806	56,000
Aug	2019	54	37,697	37,697	20,209	56,000
Aug	2020	55	39,989	39,989	22,760	56,000
Aug	2021	56	42,148	42,148	25,469	56,000
Aug	2022	57	44,182	44,182	28,344	56,000
Aug	2023	58	46,097	46,097	31,397	56,000
Aug	2024	59	47,901	47,901	34,638	56,000
Aug	2025	60	49,600	49,600	38,079	56,000
Aug	2026	61	51,201	51,201	41,732	56,000
Aug	2027	62	52,708	52,708	45,610	56,000
Aug	2028	63	54,128	54,128	49,728	56,000
Aug	2029	64	55,466	55,466	54,100	56,000
Jan	2030	65	56,000	56,000	56,000	56,000

[1]	The first line reflects just the initial values as of October 1, 2010.

[2]	The annual benefit amount will be distributed in 12 equal monthly payments for a total of 180 monthly payments.

Salary Continuation Plan for The First National Bank of Mifflintown - Mifflintown, PA

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Plan Year Reporting

Salary Continuation Plan Schedule A

Jody Graybill

Birth Date: 1/26/1965 Normal Retirement: 1/26/2030, Age 65		Early Retirement 1/26/2019	Disability	Change in Control	Pre-retire. Death Benefit Annual[2] Benefit
		Annual Benefit[2] Amount Payable at Normal Retirement Age	Annual Benefit[2] Amount Payable at Normal Retirement Age	Annual Benefit[2] Amount Payable at Separation from Service
Values as of	Age	Based On Accrual	Based On Accrual	Based On Accrual	Based On Benefit
	(1)	(2)	(3)	(4)	(5)

*	IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT BASED ON THE DATE OF THE EVENT.

Salary Continuation Plan for The First National Bank of Mifflintown - Mifflintown, PA

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